MASTER SERVICER'S CERTIFICATE

             (Delivered pursuant to Section 4.9

        of the Master Sale and Servicing Agreement)



               HOUSEHOLD FINANCE CORPORATION,

                        Master Servicer

           HOUSEHOLD AUTO RECEIVABLES CORPORATION

           HOUSEHOLD AUTOMOBILE REVOLVING TRUST I

        Class A, B-1, B-2 and C Notes, Series 1998-1


     The undersigned, a duly authorized representative of Household
Finance
Corporation, as Master Servicer (the "Servicer"), pursuant to the amended and restated
Master Sale and Servicing Agreement, dated as of November 1, 1998, by and among the
Servicer, Household Automobile Revolving Trust I, as Issuer (the "Issuer"), Household Auto
Receivables Corporation, as Seller (the "Seller"), The Chase Manhattan Bank, as Indenture
Trustee (the "Indenture Trustee") and Wilmington Trust Company, as Owner Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Master Sale and Servicing Agreement and Series 1998-1 Supplement, dated as of
       November 1, 1998, by and among the Servicer, Issuer, Seller, Indenture Trustee and
       Wilmington Trust Company, as Owner Trustee.

2. Household Finance Corporation is, as of the date hereof, the Servicer under the Master Sale and Servicing Agreement.

3.   The undersigned is a Servicing Officer.

4.   This Certificate relates to the Distribution Date
August 17, 1999
occurring on

5.  Series 1998-1 Information

(a)  The amount of Collected Funds with respect to the
 $30,540,383.46
        Collection Period was equal to
        (i) The Gross Cash Yield
       19.4330%


(b)  The amount of Available Funds with respect to the
  30,553,897.58
        Collection Period was equal to

(c)  The  Liquidated Receivables for the Collection Period
   6,856,155.97
        was equal to

(d)  Net Liquidation Proceeds for the Collection Period was
   3,359,136.60
        equal to
        (i) The annualized net default rate
        6.2592%

(e)  The principal balance of Series 1998-1 Receivables at the beginning
        of the Collection Period was equal to
 670,442,352.07

(f)  The principal balance of Series 1998-1 Receivables on the last day
        of the Collection Period was equal to
 647,465,033.47

(g)  The aggregate outstanding  balance of the Series 1998-1
Receivables which were one
        payment (1-29 days) delinquent as of the close of business on the last day of the
        Collection Period with respect to such Distribution
  29,264,000.00
        Date was equal to

(h)  The aggregate outstanding  balance of the Series 1998-1
Receivables which were two
        payments (30-59 days) delinquent as of the close of
business on the last day of the
        Collection Period with respect to such Distribution
  10,016,000.00
        Date was equal to

(i)  The aggregate outstanding  balance of the Series 1998-1
Receivables which were three or
        more payments (60+ days) delinquent as of the close of
business on the last day of the
        Collection Period with respect to such Distribution
   6,530,000.00
        Date was equal to

(j)  The Base Servicing Fee paid on the Distribution Date
   1,676,105.88
        was equal to

(k)  The Principal Distributable Amount for the Distribution
  20,507,256.85
        Date was equal to

(l)  The Principal Amount Available for the Distribution
  27,424,576.01
        Date was equal to

(m)  The Aggregate Note Principal Balance is equal to
 598,369,799.22

(n)  The Aggregate Optimal Note Balance is equal to
 577,862,542.37

(o)  The Targeted Overcollateralization Amount is equal to
  69,602,491.10

(p)  The Targeted Credit Enhancement Amount is equal to
  89,026,442.10

(q)  The Targeted Reserve Account Balance is equal to
  19,423,951.00

(r)  The Reserve Account Deposit Amount for the Distribution Date
           0.00

(s)  The Maximum Reserve Account Deposit Amount for the
   4,447,257.41
        Distribution Date

(t)  The Reserve Account Shortfall for the Distribution Date
           0.00

(u)  The amount on deposit in the Reserve Account after
  19,423,951.00
        distributions is equal to

(v)  The notional amount of the Interest Rate Cap was equal to
 223,832,000.00

(w)  Payments received under the Interest Rate Cap were equal to
           0.00

(x)  Libor Rate used in determining payments received under
        the Interest Rate Cap was equal to
      5.180000%

6.  Noteholder Information
(a) Class A-1
      (i)  The Class A Interest Distributable Amount with
           0.00
        respect to Class A-1 was equal to

      (ii)  The Class A-1 interest paid on the Distribution
           0.00
        Date was equal to

      (iii)  The Class A Interest Carryover Shortfall with
           0.00
        respect to Class A-1 was equal to

      (iv)  The Class A-1 unpaid interest with respect to
           0.00
        the Distribution Date was equal to

      (v)  The Class A-1 aggregate principal amount at the
        beginning of the Distribution Date was equal to
           0.00

      (vi)  The Class A-1 aggregate principal amount at the
        end of the Distribution Date was equal to
           0.00

      (vii)  The Class A Principal Distributable Amount with
           0.00
        respect to Class A-1 was equal to

      (viii)  The Class A-1 principal distribution was equal to
           0.00

      (ix) The ending Class A-1 Notes as a percentage of the Pool Balance on the Distribution
        Date was equal to
      0.000000%

      (x)  The ending Class A Notes as a percentage of the Pool
Balance on the Distribution
        Date was equal to
    54.994965%

(b) Class A-2
      (i)  The Class A Interest Distributable Amount with
     239,859.00
        respect to Class A-2 was equal to

      (ii)  The Class A-2 interest paid on the Distribution
     239,859.00
        Date was equal to

      (iii)  The Class A Interest Carryover Shortfall with
           0.00
        respect to Class A-2 was equal to

      (iv)  The Class A-2 unpaid interest with respect to
           0.00
        the Distribution Date was equal to

      (v)  The Class A-2 aggregate principal amount at the
        beginning of the Distribution Date was equal to
  54,000,000.00

      (vi)  The Class A-2 aggregate principal amount at the
        end of the Distribution Date was equal to
  54,000,000.00

      (vii)  The Class A Principal Distributable Amount with
           0.00
        respect to Class A-2 was equal to

      (viii)  The Class A-2 principal distribution was equal to
           0.00

     (ix)  The Class A Principal Carryover Shortfall with
           0.00
        respect to Class A-2 was equal to

     (x)  The Class A-2 unpaid principal with respect to the
           0.00
        Distribution Date was equal to

      (xi) The ending Class A-2 Notes as a percentage of the Pool Balance on the Distribution
        Date was equal to
      8.340219%

      (xii)  The ending Class A Notes as a percentage of the Pool
Balance on the Distribution
        Date was equal to
     54.994965%

(c) Class A-3
      (i)  The Class A Interest Distributable Amount with
     648,544.72
        respect to Class A-3 was equal to

      (ii)  The Class A-3 interest paid on the Distribution
     648,544.72
        Date was equal to

      (iii)  The Class A Interest Carryover Shortfall with
           0.00
        respect to Class A-3 was equal to

      (iv)  The Class A-3 unpaid interest with respect to
           0.00
        the Distribution Date was equal to

      (v)  The Class A-3 aggregate principal amount at the
        beginning of the Distribution Date was equal to
 143,000,000.00

      (vi) The Class A-3 aggregate principal amount at the end of the Distribution Date was equal to
 143,000,000.00

      (vii)  The Class A Principal Distributable Amount with
respect to Class A-3
        was equal to
           0.00

      (viii)  The Class A-3 principal distribution was equal to
           0.00

     (ix)  The Class A Principal Carryover Shortfall with
           0.00
        respect to Class A-3 was equal to

     (x)  The Class A-3 unpaid principal with respect to the
           0.00
        Distribution Date was equal to

      (xi) The ending Class A-3 Notes as a percentage of the Pool Balance on the Distribution
        Date was equal to
     22.086135%

      (xii)  The ending Class A Notes as a percentage of the Pool
Balance on the Distribution
        Date was equal to
     54.994965%

(d) Class A-4
      (i)  The Class A Interest Distributable Amount with
     369,851.31
        respect to Class A-4 was equal to

      (ii)  The Class A-4 interest paid on the Distribution
     369,851.31
        Date was equal to

      (iii)  The Class A Interest Carryover Shortfall with
           0.00
        respect to Class A-4 was equal to

      (iv)  The Class A-4 unpaid interest with respect to
           0.00
        the Distribution Date was equal to

      (v)  The Class A-4 aggregate principal amount at the
        beginning of the Distribution Date was equal to
  80,832,000.00

      (vi)  The Class A-4 aggregate principal amount at the
        end of the Distribution Date was equal to
  80,832,000.00

      (vii)  The Class A Principal Distributable Amount with
           0.00
        respect to Class A-4 was equal to

      (viii)  The Class A-4 principal distribution was equal to
           0.00

     (ix)  The Class A Principal Carryover Shortfall with
           0.00
        respect to Class A-4 was equal to

     (x)  The Class A-4 unpaid principal with respect to the
           0.00
        Distribution Date was equal to

      (xi)  The ending Class A-4 Notes as a percentage of
        the Pool Balance on the Distribution Date was equal to
     12.484381%

      (xii)  The ending Class A Notes as a percentage of the
        Pool Balance on the Distribution Date was equal to
     54.994965%

(e) Class A-5
      (i)  The Class A Interest Distributable Amount with
     381,458.81
        respect to Class A-5 was equal to

      (ii)  The Class A-5 interest paid on the Distribution
     381,458.81
        Date was equal to

      (iii)  The Class A Interest Carryover Shortfall with
           0.00
        respect to Class A-5 was equal to

      (iv)  The Class A-5 unpaid interest with respect to
           0.00
        the Distribution Date was equal to

      (v)  The Class A-5 aggregate principal amount at the
        beginning of the Distribution Date was equal to
  81,017,799.38

      (vi)  The Class A-5 aggregate principal amount at the
        end of the Distribution Date was equal to
  78,241,167.23

      (vii)  The Class A-5 Principal Distributable Amount
   2,776,632.15
        was equal to

      (viii)  The Class A-5 principal distribution was equal to
   2,776,632.15

     (ix)  The Class A-5 Principal Carryover Shortfall was equal to
         0.00

     (x)  The Class A-5 unpaid principal with respect to the
           0.00
        Distribution Date was equal to

      (xi)  The ending Class A-5 Notes as a percentage of
        the Pool Balance on the Distribution Date was equal to
     12.084231%

      (xii)  The ending Class A Notes as a percentage of the
        Pool Balance on the Distribution Date was equal to
     54.994965%

(f) Class B-1
      (i)  The Class B-1 Interest Distributable Amount was equal to
   521,340.75

      (ii)  The Class B-1 interest paid on the Distribution
     521,340.75
        Date was equal to

      (iii)  The Class B-1 Interest Carryover Shortfall was equal
to          0.00

      (iv)  The Class B-1 unpaid interest with respect to
           0.00
        the Distribution Date was equal to

      (v)  The Class B-1 aggregate principal amount at the
        beginning of the Distribution Date was equal to
  99,303,000.00

      (vi)  The Class B-1 aggregate principal amount at the
        end of the Distribution Date was equal to
  99,303,000.00

      (vii)  The Class B-1 Principal Distributable Amount was equal
to        0.00

      (viii)  The Class B-1 principal distribution was equal to
           0.00

     (ix)  The Class B-1 Principal Carryover Shortfall was equal to
         0.00

     (x)  The Class B-1 unpaid principal with respect to the
           0.00
        Distribution Date was equal to

      (xi) The ending Class B-1 Notes as a percentage of the Pool Balance on the Distribution
        Date was equal to
     15.337199%

      (xii)  The ending Class A and B-1 Notes as a percentage of the Pool Balance on the
        Distribution Date was equal to
     70.332164%

(g) Class B-2
      (i)  The Class B-2 Interest Distributable Amount was equal to
   485,010.60

      (ii)  The Class B-2 interest paid on the Distribution
     485,010.60
        Date was equal to

      (iii)  The Class B-2 Interest Carryover Shortfall was equal
to          0.00

      (iv)  The Class B-2 unpaid interest with respect to
           0.00
        the Distribution Date was equal to

      (v)  The Class B-2 aggregate principal amount at the
        beginning of the Distribution Date was equal to
  90,939,486.97

      (vi)  The Class B-2 aggregate principal amount at the
        end of the Distribution Date was equal to
  74,897,695.18

      (vii)  The Class B-2 Principal Distributable Amount
  16,041,791.78
        was equal to

      (viii)  The Class B-2 principal distribution was equal to
  16,041,791.78

     (ix)  The Class B-2 Principal Carryover Shortfall was equal to
         0.00

     (x)  The Class B-2 unpaid principal with respect to the
           0.00
        Distribution Date was equal to

      (xi)  The ending Class B-2 Notes as a percentage of
        the Pool Balance on the Distribution Date was equal to
     11.567836%

      (xii) The ending Class A, B-1 and B-2 Notes as a percentage of the Pool Balance on the
        Distribution Date was equal to
     81.900000%

(g) Class C
      (i)  The Class C Interest Distributable Amount was equal to
     266,919.86

      (ii)  The Class C interest paid on the Distribution
     266,919.86
        Date was equal to

      (iii)  The Class C Interest Carryover Shortfall was equal to
          0.00

      (iv)  The Class C unpaid interest with respect to the
           0.00
        Distribution Date was equal to

      (v)  The Class C aggregate principal amount at the
        beginning of the Distribution Date was equal to
  49,277,512.88

      (vi)  The Class C aggregate principal amount at the
        end of the Distribution Date was equal to
  47,588,679.96

      (vii)  The Class C Principal Distributable Amount was
   1,688,832.92
        equal to

      (viii)  The Class C principal distribution was equal to
   1,688,832.92

     (ix)  The Class C Principal Carryover Shortfall was equal to
           0.00

     (x)  The Class C unpaid principal with respect to the
           0.00
        Distribution Date was equal to

      (xi)  The ending Class C Notes as a percentage of the Pool
Balance on the Distribution
        Date was equal to
      7.350000%

      (xii)  The ending Class A, B-1, B-2 and C Notes as a
percentage of the Pool Balance on the
        Distribution Date was equal to
     89.250000%

(h) Overcollateralization
     (i)  The ending overcollateralization was equal to
  69,602,491.10

     (ii) The ending overcollateralization as a percentage of the Pool Balance on the
       Distribution Date was equal to
     10.750000%

7. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Master Sale and Servicing
      Agreement through the Collection Period with respect to such Distribution Date or, if there has been a default in the performance of any such obligation, has set forth in detail (i) the nature of such default, (ii) the action taken by the Seller and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert "None".

                     None

8. As of the date hereof, to the best knowledge of the undersigned, no lien has been placed on any of the Series 1998-1 Receivables other than pursuant to the Basic Documents
     (or if there is a lien, such lien consists of: (__________).

9. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Issuer, the Servicer, the Noteholders and the Certficateholder are all in accordance with the requirements of the Master Sale and
      Servicing Agreement.


IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this
August 16, 1999



HOUSEHOLD FINANCE CORPORATION
as Servicer


By:
Name:     Steven H. Smith
Title:    Servicing Officer





HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
       07/31/99
Distribution Date
       08/17/99


CLASS A-1 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
              0
   2.   Principal distribution per $1,000
              0
   3.   Interest distribution per $1,000
              0

B.  Calculation of Class A-1 Interest
   1.   Class A-1 related Note Rate
      5.330000%
   2.   Class A-1 principal balance - beginning of period
          $0.00
   3.   Accrual convention
Actual/360
   4.   Days in Interest Period
             29

   5.   Class A-1 interest due
          $0.00
   6.   Class A-1 interest paid
          $0.00
   7.   Class A Interest Carryover Shortfall with respect to
          $0.00
        Class A-1
   8.   Class A-1 unpaid interest with respect to the
          $0.00
        Distribution Date

C.  Calculation of Class A-1 principal balance
   1.  Class A-1 principal balance - beginning of period
          $0.00
   2.  Class A-1 principal - amount due
          $0.00
   3.  Class A-1 principal - amount paid
          $0.00
   4.  Class A-1 principal balance - end of period
          $0.00
   5.  Class A Principal Carryover Shortfall with respect to
          $0.00
        Class A-1
   6.  Class A-1 unpaid principal with respect to the
          $0.00
        Distribution Date
   7.  Class A-1 Notes as a percentage of the Pool Balance
      0.000000%
        on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool
     54.994965%
        Balance on the Distribution Date

D.  Performance of Trust
   1.  Available Funds for Distribution Date
 $30,553,897.58

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
 $29,264,000.00
          % Of  Receivables
      4.519781%
     (b)  30-59 Days Delinquent
 $10,016,000.00
          % Of  Receivables
      1.546956%
     (c)  60+ Days Delinquent
  $6,530,000.00
          % Of  Receivables
      1.008549%

   3.  Aggregate losses for Collection Period less Net
  $3,497,019.37
        Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date
  $1,676,105.88
         (b)  Base Servicing Fee paid for the Distribution
                Date per $1,000

   5.  Pool Balance on the Accounting Date
$647,465,033.47

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
 $19,423,951.00
        (b)  Amount on deposit in the Reserve Account
 $19,423,951.00

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap
$223,832,000.00
           (b)  Current Libor
      5.180000%
           (c)  Cap Rate
      6.250000%
           (d)  Excess                                       NA
           (e)  Day convention
Actual/360
           (f)  Days in Interest Period
            29
           (g)  Payments received under the Interest Rate Cap
             0

   8.  (a)  Weighted Average Coupon (WAC)
     19.684000%
         (b)  Weighted Average Remaining Maturity (WAM)
             47



HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
       07/31/99
Distribution Date
       08/17/99


CLASS A-2 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
    4.441833333
   2.   Principal distribution per $1,000
              0
   3.   Interest distribution per $1,000
    4.441833333

B.  Calculation of Class A-2 Interest
   1.    Class A-2 related Note Rate
      5.514000%
   2.   Class A-2 principal balance - beginning of period
 $54,000,000.00
   3.   Accrual convention
Actual/360
   4.   Days in Interest Period
             29

   5.   Class A-2 interest due
    $239,859.00
   6.   Class A-2 interest paid
    $239,859.00
   7.   Class A Interest Carryover Shortfall with respect to
          $0.00
        Class A-2
   8.   Class A-2 unpaid interest with respect to the
          $0.00
        Distribution Date

C.  Calculation of Class A-2 principal balance
   1.  Class A-2 principal balance - beginning of period
 $54,000,000.00
   2.  Class A-2 principal - amount due
          $0.00
   3.  Class A-2 principal - amount paid
          $0.00
   4.  Class A-2 principal balance - end of period
 $54,000,000.00
   5.  Class A Principal Carryover Shortfall with respect to
          $0.00
        Class A-2
   6.  Class A-2 unpaid principal with respect to the
          $0.00
        Distribution Date
   7.  Class A-2 Notes as a percentage of the Pool Balance
      8.340219%
        on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool
     54.994965%
        Balance on the Distribution Date

D.  Performance of Trust
   1.  Available Funds For Distribution Date
 $30,553,897.58

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
 $29,264,000.00
          % Of  Receivables
      4.519781%
     (b)  30-59 Days Delinquent
 $10,016,000.00
          % Of  Receivables
      1.546956%
     (c)  60+ Days Delinquent
  $6,530,000.00
          % Of  Receivables
      1.008549%

   3.  Aggregate losses for Collection Period less Net
  $3,497,019.37
        Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date
  $1,676,105.88
         (b)  Base Servicing Fee paid for the Distribution
                Date per $1,000

   5.  Pool Balance on the Accounting Date
$647,465,033.47

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
 $19,423,951.00
        (b)  Amount on deposit in the Reserve Account
 $19,423,951.00

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap
$223,832,000.00
           (b)  Current Libor
      5.180000%
           (c)  Cap Rate
      6.250000%
           (d)  Excess                                       NA
           (e)  Day convention
Actual/360
           (f)  Days in Interest Period
            29
           (g)  Payments received under the Interest Rate Cap
             0

   8.    (a)  Weighted Average Coupon (WAC)
     19.684000%
         (b)  Weighted Average Remaining Maturity (WAM)
             47




HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
       07/31/99
Distribution Date
       08/17/99


CLASS A-3 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
    4.535277778
   2.   Principal distribution per $1,000
              0
   3.   Interest distribution per $1,000
    4.535277778

B.  Calculation of Class A-3 Interest
   1.    Calculation of Class A-3 Note Rate
          (a)  Libor
      5.180000%
          (b)  Spread
      0.450000%
          (c)  Class A-3 related Note Rate
      5.630000%

   2.    Class A-3 principal balance - beginning of period
$143,000,000.00
   3.    Accrual convention
Actual/360
   4.    Days in Interest Period
             29
   5.   Class A-3 interest due
    $648,544.72
   6.   Class A-3 interest paid
    $648,544.72
   7.   Class A Interest Carryover Shortfall with respect to
          $0.00
        Class A-3
   8.   Class A-3 unpaid interest with respect to the
          $0.00
        Distribution Date

C.  Calculation of Class A-3 principal balance
   1.  Class A-3 principal balance - beginning of period
$143,000,000.00
   2.  Class A-3 principal - amount due
          $0.00
   3.  Class A-3 principal - amount paid
          $0.00
   4.  Class A-3 principal balance - end of period
$143,000,000.00
   5.  Class A Principal Carryover Shortfall with respect to
          $0.00
        Class A-3
   6.  Class A-3 unpaid principal with respect to the
          $0.00
        Distribution Date
   7.  Class A-3 Notes as a percentage of the Pool Balance
     22.086135%
        on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool
     54.994965%
        Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds
 $30,553,897.58

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
 $29,264,000.00
          % Of  Receivables
      4.519781%
     (b)  30-59 Days Delinquent
 $10,016,000.00
          % Of  Receivables
      1.546956%
     (c)  60+ Days Delinquent
  $6,530,000.00
          % Of  Receivables
      1.008549%

   3.  Aggregate losses for Collection Period less Net
  $3,497,019.37
        Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date
  $1,676,105.88
         (b)  Base Servicing Fee paid for the Distribution
                Date per $1,000

   5.  Pool Balance on the Accounting Date
$647,465,033.47

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
 $19,423,951.00
        (b)  Amount on deposit in the Reserve Account
 $19,423,951.00

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap
$223,832,000.00
           (b)  Current Libor
      5.180000%
           (c)  Cap Rate
      6.250000%
           (d)  Excess                                       NA
           (e)  Day convention
Actual/360
           (f)   Days in Interest Period
             29
          (g)  Payments received under the Interest Rate Cap
          $0.00

   8.  (a)  Weighted Average Coupon (WAC)
     19.684000%
       (b)  Weighted Average Remaining Maturity (WAM)
             47




HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
       07/31/99
Distribution Date
       08/17/99


CLASS A-4 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
    4.575555556
   2.   Principal distribution per $1,000
              0
   3.   Interest distribution per $1,000
    4.575555556

B.  Calculation of Class A-4 Interest
   1.    Calculation of Class A-4 related Note Rate
          (a)  Libor
      5.180000%
          (b)  Spread
      0.500000%
          (c)  Class A-4 related Note Rate
      5.680000%

   2.    Class A-4 principal balance - beginning of period
 $80,832,000.00
   3.    Accrual convention
Actual/360
   4.    Days in Interest Period
             29
   5.   Class A-4 interest due
    $369,851.31
   6.   Class A-4 interest paid
    $369,851.31
   7.   Class A Interest Carryover Shortfall with respect to
          $0.00
        Class A-4
   8.   Class A-4 unpaid interest with respect to the
          $0.00
        Distribution Date

C.  Calculation of Class A-4 principal balance
   1.  Class A-4 principal balance - beginning of period
 $80,832,000.00
   2.  Class A-4 principal - amount due
          $0.00
   3.  Class A-4 principal - amount paid
          $0.00
   4.  Class A-4 principal balance - end of period
 $80,832,000.00
   5.  Class A Principal Carryover Shortfall with respect to
          $0.00
        Class A-4
   6.  Class A-4 unpaid principal with respect to the
          $0.00
        Distribution Date
   7.  Class A-4 Notes as a percentage of the Pool Balance
     12.484381%
        on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool
     54.994965%
        Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds
 $30,553,897.58

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
 $29,264,000.00
          % Of  Receivables
      4.519781%
     (b)  30-59 Days Delinquent
 $10,016,000.00
          % Of  Receivables
      1.546956%
     (c)  60+ Days Delinquent
  $6,530,000.00
          % Of  Receivables
      1.008549%

   3.  Aggregate losses for Collection Period less Net
  $3,497,019.37
        Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date
  $1,676,105.88
         (b)  Base Servicing Fee paid for the Distribution
                Date per $1,000

   5.  Pool Balance on the Accounting Date
$647,465,033.47

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
 $19,423,951.00
        (b)  Amount on deposit in the Reserve Account
 $19,423,951.00

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap
$223,832,000.00
           (b)  Current Libor
      5.180000%
           (c)  Cap Rate
      6.250000%
           (d)  Excess                                       NA
           (e)  Day convention
Actual/360
           (f)  Days in Interest Period
             29
           (g)  Payments received under the Interest Rate Cap
              0

   8.  (a)  Weighted Average Coupon (WAC)
     19.684000%
       (b)  Weighted Average Remaining Maturity (WAM)
             47




HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
       07/31/99
Distribution Date
       08/17/99


CLASS A-5 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
    31.58090954
   2.   Principal distribution per $1,000
    27.76632149
   3.   Interest distribution per $1,000
    3.814588054

B.  Calculation of Class A-5 Interest
   1.    Class A-5 related Note Rate
      5.650000%
   2.   Class A-5 principal balance - beginning of period
 $81,017,799.38
   3.   Accrual convention                                   30/360
   4.   Days in Interest Period

   4.   Class A-5 interest due
    $381,458.81
   5.   Class A-5 interest paid
    $381,458.81
   7.   Class A Interest Carryover Shortfall with respect to
          $0.00
        Class A-5
   8.   Class A-5 unpaid interest with respect to the
          $0.00
        Distribution Date

C.  Calculation of Class A-5 principal balance
   1.  Class A-5 principal balance - beginning of period
 $81,017,799.38
   2.  Class A-5 principal - amount due
  $2,776,632.15
   3.  Class A-5 principal - amount paid
  $2,776,632.15
   4.  Class A-5 principal balance - end of period
 $78,241,167.23
   5.  Class A-5 Principal Carryover Shortfall
          $0.00
   6.  Class A-5 unpaid principal with respect to the
          $0.00
        Distribution Date
   7.  Class A-5 Notes as a percentage of the Pool Balance
     12.084231%
        on the Distribution Date
   8.  Total Class A Notes as a percentage of the Pool
     54.994965%
        Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds
 $30,553,897.58

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
 $29,264,000.00
          % Of  Receivables
      4.519781%
     (b)  30-59 Days Delinquent
 $10,016,000.00
          % Of  Receivables
      1.546956%
     (c)  60+ Days Delinquent
  $6,530,000.00
          % Of  Receivables
      1.008549%

   3.  Aggregate losses for Collection Period less Net
  $3,497,019.37
        Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date
  $1,676,105.88
         (b)  Base Servicing Fee paid for the Distribution
                Date per $1,000

   5.  Pool Balance on the Accounting Date
$647,465,033.47

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
 $19,423,951.00
        (b)  Amount on deposit in the Reserve Account
 $19,423,951.00

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap
$223,832,000.00
           (b)  Current Libor
      5.180000%
           (c)  Cap Rate
      6.250000%
           (d)  Excess                                       NA
           (e)  Day convention
Actual/360
           (f)  Days in Interest Period
            29
           (g)  Payments received under the Interest Rate Cap
              0

   8.  (a)  Weighted Average Coupon (WAC)
     19.684000%
       (b)  Weighted Average Remaining Maturity (WAM)
             47


HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
       07/31/99
Distribution Date
       08/17/99


CLASS B-1 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
       5.250000
   2.   Principal distribution per $1,000
       0.000000
   3.   Interest distribution per $1,000
       5.250000

B.  Calculation of Class B-1 Interest
   1.    Class B-1 related Note Rate
      6.300000%
   2.   Class B-1 principal balance - beginning of period
 $99,303,000.00
   3.   Accrual convention                                   30/360
   4.   Days in Interest Period

   4.   Class B-1 interest due
    $521,340.75
   5.   Class B-1 interest paid
    $521,340.75
   6.   Class B-1 Interest Carryover Shortfall
          $0.00
   7.   Class B-1 unpaid interest with respect to the
          $0.00
        Distribution Date

C.  Calculation of Class B-1 principal balance
   1.  Class B-1 principal balance - beginning of period
 $99,303,000.00
   2.  Class B-1 principal - amount due
          $0.00
   3.  Class B-1 principal - amount paid
          $0.00
   4.  Class B-1 principal balance - end of period
 $99,303,000.00
   5.  Class B-1 Principal Carryover Shortfall
          $0.00
   6.  Class B-1 unpaid principal with respect to the
          $0.00
        Distribution Date
   7.  Class B-1 Notes as a percentage of the Pool Balance
     15.337199%
        on the Distribution Date
   8.  Class A and B-1 Notes as a percentage of the Pool
     70.332164%
        Balance on the Distribution Date

D.  Performance of Trust
   1.  Collected Funds
 $30,553,897.58

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
 $29,264,000.00
          % Of  Receivables
      4.519781%
     (b)  30-59 Days Delinquent
 $10,016,000.00
          % Of  Receivables
      1.546956%
     (c)  60+ Days Delinquent
  $6,530,000.00
          % Of  Receivables
      1.008549%

   3.  Aggregate losses for Collection Period less Net
  $3,497,019.37
        Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date
  $1,676,105.88
         (b)  Base Servicing Fee paid for the Distribution
                Date per $1,000

   5.  Pool Balance on the Accounting Date
$647,465,033.47

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
 $19,423,951.00
        (b)  Amount on deposit in the Reserve Account
 $19,423,951.00

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap
$223,832,000.00
           (b)  Current Libor
      5.180000%
           (c)  Cap Rate
      6.250000%
           (d)  Excess                                       NA
           (e)  Day convention
Actual/360
           (f)  Days in Interest Period
            29
           (g)  Payments received under the Interest Rate Cap
             0

   8.  (a)  Weighted Average Coupon (WAC)
     19.684000%
       (b)  Weighted Average Remaining Maturity (WAM)
            47


HOUSEHOLD AUTOMOBILE REVOLVING TRUST I
SERIES 1998-1

Collection Period
       07/31/99
Distribution Date
       08/17/99


CLASS B-2 NOTEHOLDER'S STATEMENT

A.   Information Regarding Distributions
   1.   Total distribution per $1,000
    175.1871185
   2.   Principal distribution per $1,000
    170.0459177
   3.   Interest distribution per $1,000
    5.141200758

B.  Calculation of Class B-2 Interest
   1.    Class B-2 related Note Rate
      6.400000%
   2.   Class B-2 principal balance - beginning of period
 $90,939,486.97
   3.   Accrual convention                                   30/360
   4.   Days in Interest Period

   4.   Class B-2 interest due
    $485,010.60
   5.   Class B-2 interest paid
    $485,010.60
   6.   Class B-2 Interest Carryover Shortfall
          $0.00
   7.   Class B-2 unpaid interest with respect to the
          $0.00
        Distribution Date

C.  Calculation of Class B-2 principal balance
   1.  Class B-2 principal balance - beginning of period
 $90,939,486.97
   2.  Class B-2 principal - amount due
 $16,041,791.78
   3.  Class B-2 principal - amount paid
 $16,041,791.78
   4.  Class B-2 principal balance - end of period
 $74,897,695.18
   5.  Class B-2 Principal Carryover Shortfall
          $0.00
   6.  Class B-2 unpaid principal with respect to the
          $0.00
        Distribution Date
   7.  Class B-1 Notes as a percentage of the Pool Balance
     11.567836%
        on the Distribution Date
   8.  Class A, B-1 and B-2 Notes as a percentage of the
     81.900000%
        Pool Balance on the Distribution Date

D.  Performance of Trust
   1.  Available Funds For Distribution Date
 $30,553,897.58

   2.  Delinquent  Balances
     (a)  1-29 Days Delinquent
 $29,264,000.00
          % Of  Receivables
      4.519781%
     (b)  30-59 Days Delinquent
 $10,016,000.00
          % Of  Receivables
      1.546956%
     (c)  60+ Days Delinquent
  $6,530,000.00
          % Of  Receivables
      1.008549%

   3.  Aggregate losses for Collection Period less Net
  $3,497,019.37
        Liquidation Proceeds

   4.  Base Servicing Fee paid on the Distribution Date
  $1,676,105.88
         (b)  Base Servicing Fee paid for the Distribution
                Date per $1,000

   5.  Pool Balance on the Accounting Date
$647,465,033.47

   6.  Reserve Account
        (a)  Targeted Reserve Account Balance
 $19,423,951.00
        (b)  Amount on deposit in the Reserve Account
 $19,423,951.00

   7.  Payments received under the Interest Rate Cap
           (a)  The notional amount of the Interest Rate Cap
$223,832,000.00
           (b)  Current Libor
      5.180000%
           (c)  Cap Rate
      6.250000%
           (d)  Excess                                       NA
           (e)  Day convention
Actual/360
           (f)  Days in Interest Period
            29
           (g)  Payments received under the Interest Rate Cap
             0

   8.  (a)  Weighted Average Coupon (WAC)
     19.684000%
       (b)  Weighted Average Remaining Maturity (WAM)
             47